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                                                                   EXHIBIT 10.33

                            ASYST TECHNOLOGIES, INC.
                               INDEMNITY AGREEMENT

      This Indemnity Agreement ("Agreement") is made and entered effective as of the ____ day of _______________, 200__ by and between Asyst Technologies, Inc., a California corporation (the "Corporation"), and _________________, ("Indemnitee").

                                    RECITALS

      WHEREAS, the shareholders of the Corporation have adopted provisions in the Articles of Incorporation (the "Articles") and the Bylaws (the "Bylaws") of the Corporation providing for the indemnification of the directors, executive officers, officers, employees and other agents of the Corporation, including persons serving at the request of the Corporation in such capacities with other corporations or enterprises, as authorized by the California Corporations Code, as amended;

      WHEREAS, the Articles, the Bylaws and the California Corporations Code, by their non-exclusive nature, permit contracts between the Corporation and its directors, executive officers, officers, employees and other agents with respect to indemnification of such persons; and

      WHEREAS, Indemnitee currently performs a valuable service to the Corporation as ________________ of the Corporation and the Corporation wishes to provide the protections and benefits hereinafter identified in conjunction with Indemnitee's continued service to the Corporation;

      NOW, THEREFORE, the parties hereto agree as follows:

                                    AGREEMENT

      1. SERVICES TO THE CORPORATION. Indemnitee will continue to serve, at the will of the Corporation or under separate contract, if any such contract exists, as a director, executive officer, officer, executive or other fiduciary of an affiliate of the Corporation (including any employee benefit plan of the Corporation) faithfully and to the best of Indemnitee's ability so long as Indemnitee is duly appointed or elected and qualified in accordance with the provisions of the Bylaws or other applicable charter documents of the Corporation or such affiliate; provided, however, that Indemnitee may at any time and for any reason resign from such position (subject to any contractual obligation that Indemnitee may have assumed apart from this Agreement) and that the Corporation or any affiliate shall have no obligation under this Agreement to continue Indemnitee's employment or service in any such position (or at all).

      2. INDEMNITY. Subject to a determination pursuant to Section 8 hereof, and except and to the extent as specifically excluded in Section 3 hereof, the Corporation hereby agrees to defend, hold harmless and indemnify Indemnitee:

            a. against any and all expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement, and any other amounts that Indemnitee becomes legally obligated to pay because of any claim or claims made against Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative, regulatory or investigative (including an action, suit or proceeding by or in the right of the Corporation) to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnitee is, was or at any time becomes a director, executive officer, officer, employee or other agent of the Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, executive officer, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

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            b.    otherwise to the fullest extent not prohibited by the
Articles, the Bylaws, the Code or any other law, statute or administrative or regulatory rule then applicable to the Corporation.

      3. LIMITATIONS ON INDEMNITY. The Corporation will not defend, hold harmless or indemnify Indemnitee, and has no obligation, duty or liability whatsoever to Indemnitee, hereunder or otherwise, with respect and to the extent that any claim or claims made in connection with the matters set forth in subsections (a) through (l) (including, but not limited to, whether the Corporation has provided Indemnitee notice of such matters or whether the Corporation has suspended or terminated Indemnitee's employment on the basis of any such matters).

            a. on account of any claim against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Corporation, pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

            b. on account of Indemnitee's conduct from which Indemnitee derived an improper personal benefit or gain;

            c. on account of Indemnitee's conduct contrary to the best interests of the Corporation or its shareholders or that involved the absence of good faith on the part of Indemnitee;

            d. on account of Indemnitee's conduct that constituted intentional misconduct or a knowing and culpable violation of law;

            e. on account of Indemnitee's conduct that showed a reckless disregard for the Indemnitee's duty to the Corporation or its shareholders in circumstances in which Indemnitee was aware, or should reasonably have been aware, in the ordinary course of performing Indemnitee's duties, of a risk of serious or intended harm to the Corporation or its shareholders;

            f. on account of Indemnitee's conduct that constituted a pattern of inattention that amounted to an abdication of the Indemnitee's duty to the Corporation or its shareholders;

            g. on account of Indemnitee's conduct which constituted a violation of the Indemnitee's duties under Sections 310 or 316 of the California Corporations Code;

            h. for which payment is actually made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement;

            i. if indemnification is not lawful under law, statute or administrative rule or governmental regulation or order applicable to the Corporation, including the California Corporations Code, as amended (collectively, the "Code") (and, in this respect, both the Corporation and Indemnitee have been here advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication);

            j. in connection with any proceeding (or part thereof) initiated by Indemnitee against, or any proceeding between Indemnitee and, the Corporation or its directors, executive officers, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) such indemnification was authorized by the Board of Directors of the Corporation, or (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Code;

            k.    with respect to any claim by or in the right of the
Corporation:

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                  i.    if the Indemnitee is adjudged to be liable to the
            Corporation in performance of the Indemnitee's duty to the Corporation and its shareholders, unless and only to the extent that the court in which such claim is or was pending shall determine upon application that, in view of all of the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for expenses, and then only to the extent and in the event that the court shall determine;

                  ii. for expenses incurred in defending a pending claim which is settled or otherwise disposed of without court approval; or

                  iii. for amounts paid in settling or otherwise disposing of a pending claim without court approval; and

            l. to the extent, but only to the extent, that indemnification with respect to such claim (i) would be inconsistent with the Articles or Bylaws, or a resolution of the shareholders or agreement of the Corporation prohibiting or otherwise limiting such indemnification and in effect at the time of the accrual of the action or (ii) would be inconsistent with any condition expressly imposed by a court or administrative or regulatory authority or agency having competent jurisdiction over the Corporation or a relevant aspect of the corporations operations in approving a settlement, unless Indemnitee has been successful on the merits or unless the indemnification has been approved by the shareholders of the Corporation in accordance with Section 153 of the California Corporations Code (with the shares of the Indemnitee not being entitled to vote thereon).

      4. CONTINUATION OF INDEMNITY. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is a director, executive officer, officer, employee, or other agent of the corporation (or is serving or had served at the request of the Corporation as a director, executive officer, officer, employee, or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Indemnitee had served in the capacity referred to herein.

      5. NOTIFICATION AND DEFENSE OF CLAIM. Not later than thirty (30) days after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding asserting an indemnified matter for which Indemnitee seeks the benefits or protections provided under this Agreement, Indemnitee will, if a claim under this Agreement in respect thereof is to be made against the Corporation, notify the Corporation of the commencement thereof. Failure to provide the Corporation with reasonably prompt and timely notice will relieve it from any obligation or liability whatsoever which the Corporation may have to Indemnitee under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Corporation of the commencement thereof:

            a. the Corporation will be entitled to participate therein at its own expense;

            b. except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel chosen by the Corporation but reasonably satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof except for reasonable costs of investigation or otherwise, as provided below. Indemnitee shall have the right to employ separate counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the sole expense and liability of Indemnitee, without right or recourse against the Corporation, unless and to the extent: (i) the employment of counsel by Indemnitee has been authorized in writing by the Corporation or (ii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses reasonably and actually incurred of Indemnitee's separate counsel shall be at the expense of the Corporation; and

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            c.    the Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action, suit or proceeding claim effected without its written consent. The Corporation shall be permitted to settle any action, suit or proceeding with respect to an indemnified matter, except that it shall not settle any action, suit or proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent, which may be given or withheld in Indemnitee's sole discretion.

      6. EXPENSES. The Corporation shall advance, prior to the final disposition of any proceeding, promptly following request therefor, all reasonable expenses actually incurred by Indemnitee in connection with such proceeding upon receipt of an undertaking by or on behalf of Indemnitee to repay said amounts if it shall be determined ultimately that Indemnitee is not entitled to be indemnified under the provisions of this Agreement, the Bylaws, the Articles, the Code or otherwise. Notwithstanding the foregoing, unless otherwise determined pursuant to Section 7, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum comprising the then-serving directors who are not parties to the proceeding (or, if no such quorum exists, by independent legal counsel mutually acceptable to both the Corporation and Indemnitee in a written opinion) that the facts known to the decision-making party at the time such determination is made that such person acted in bad faith or in a manner that such person did not believe to be in the best interests of the Corporation and its shareholders, or that the claim is not an indemnified matter hereunder.

      7. DETERMINATION BY THE CORPORATION. To the extent required by the Code, promptly after receipt of a request for indemnification hereunder made by Indemnitee (and in any event within 90 days from such request), the Corporation shall make a reasonable, good faith determination as to whether indemnification of Indemnitee is proper under the Code by means of:

            a. a majority vote of a quorum comprising the then-serving directors who are not parties to such proceeding;

            b. if such quorum is not obtainable, by independent legal counsel in a written opinion; or

            c. approval or ratification by the affirmative vote of a majority of the shares of the Corporation represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) or by written consent of a majority of the outstanding shares entitled to vote; where in each case the shares owned by the person to be indemnified shall not be considered entitled to vote thereon.

Such determination shall be reasonably made in good faith by the decision-making party based upon the facts known to the decision-making party at the time such determination is made and the reasonable understanding of the decision-making party of the scope and limits of this Agreement and the respective rights and obligations of the Corporation and Indemnitee hereunder.

      8. ENFORCEMENT BY ARBITRATION ONLY. Any right to indemnification or advances granted by this Agreement to Indemnitee, and any other dispute between Indemnitee and the Corporation arising from or relating to any right or obligation hereunder, shall be resolved exclusively by binding non-appealable arbitration. The terms and conditions of the Agreement to Arbitrate Disputes and Claims shall govern such arbitration (in the event entered between the parties, and as amended from time to time), be binding on the Corporation and Indemnitee and shall be deemed incorporated herein by reference as a material part of this Agreement. Neither the Corporation nor Indemnitee shall be liable to, or entitled to recover from, the other, for any claim, cause or action, suit or proceeding relating to any right or obligation hereunder, any incidental, special, consequential or exemplary damages of any kind, including punitive damages. The Corporation shall be entitled to raise by pleading as an affirmative defense to any action for which a claim for indemnification is made hereunder that Indemnitee is not entitled to indemnification. Neither the failure of the Corporation (including its Board of Directors, its shareholders or independent legal counsel) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors, its shareholders or independent legal counsel) that such indemnification is improper shall be a defense to

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the action, be admissible as evidence of an intention or expectation of indemnity hereunder, or create a presumption that Indemnitee is or is not entitled to indemnification under this Agreement or otherwise.

      9. SUBROGATION. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

      10. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Indemnitee by this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquired under any statute, provision of the Code or of the Articles or Bylaws, agreement, vote of shareholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

      11.   SURVIVAL OF RIGHTS.

            a. The rights conferred on Indemnitee by this Agreement shall continue after Indemnitee has ceased to be a director, executive officer, officer, employee or other agent of the Corporation or to serve at the request of the Corporation as a director, executive officer, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Indemnitee's heirs, executors and administrators.

            b. The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

      12. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof (unless such invalidity or unenforceability shall render ineffective such other provision). Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify Indemnitee to the fullest extent provided by the Articles, the Bylaws, the Code or any other applicable law.

      13. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of California as if a contract entered into in California, between California residents and to be performed entirely within California.

      14. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

      15. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement.

      16. HEADINGS. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

      17. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed or (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid:

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            a.    if to Indemnitee, at the address indicated below Indemnitee's signature hereunder (or such last address provided by Indemnitee to the Corporation).

            b.    if to the Corporation, to

                  Asyst Technologies, Inc.
                  48761 Kato Road
                  Fremont, CA 94538
                  Attn: Chief Executive Officer
                        General Counsel

or to such other address as may have been later furnished to Indemnitee by the Corporation.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                          ASYST TECHNOLOGIES, INC.

                                      By: ________________________________
                                          Stephen S. Schwartz
                                          Chief Executive Officer
                                          Chairman of the Board of Directors

                                          INDEMNITEE

                                          _________________________________

                              Address:

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